Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

(a) Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries (See Note 9 (Group Subsidiaries) to the consolidated financial statements) and a Variable Interest Entity (“VIE”). All intercompany accounts and transactions have been eliminated in consolidation.

On January 31, 2018, the Company announced the execution of definitive agreements creating a 50/50 joint venture with Enterprise Products Partners L.P. (the “Export Terminal Joint Venture”) to construct and operate an ethylene export marine terminal at Morgan’s Point, Texas on the Houston Ship Channel (the “Marine Export Terminal”). Enterprise Products Partners, L.P. is the sole managing member of the Export Terminal Joint Venture and it is also the operator of the Marine Export Terminal. Interests in joint ventures are accounted for using the equity method. They are recognized initially at cost, which includes transaction costs and capitalized interest. Subsequent to initial recognition, the consolidated financial statements will include the Company’s share of the profit or loss and other comprehensive income (“OCI”) of equity-accounted investees, until the date on which significant influence or joint control ceases.

The joint venture, Enterprise Navigator Ethylene Terminals L.L.C. “Export Terminal Joint Venture” is organized as a limited liability company and maintains separate ownership accounts, consequently we account for our investment using the equity method as our ownership interest is between 20% and 50% and we exercise significant influence over the investee’s operating and financial policies. In consolidation, we disclose our proportionate share of profits and losses from equity method unconsolidated affiliates in the income statement and adjust the carrying amount of our equity method investments accordingly.

As of December 31, 2018, the Company has consolidated 100% of PT Navigator Khatulistiwa, a VIE for which the Company is deemed to be the primary beneficiary, i.e. it has a controlling financial interest in this entity. The Company owns 49% of the VIE’s common stock, all of its secured debt and has voting control. All economic interests in the residual net assets reside with the Company. A VIE is an entity that in general does not have equity investors with voting rights or that has equity investors that do not provide sufficient financial resources for the entity to support its activities. A controlling financial interest in a VIE is present when a company has the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and has the right to residual gains or the obligation to absorb losses that could potentially be significant to the VIE.

On January 1, 2018 the Company adopted Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606). The Company has adopted the standard using the modified retrospective method to incorporate the cumulative effect on all contracts at the date of initial application for reporting periods presented beginning January 1, 2018. By using the modified retrospective method approach we have made an adjustment to the consolidated statement of shareholders’ equity of $3.4 million which represents the amount of net revenue that would not have been recognized in retained earnings for the year ended December 31, 2017 under ASU 2014-09.

The Company receives its revenue streams from three different sources; vessels on time charters; voyage charters; and contracts of affreightment (“COA”). With time charters, the Company receives a fixed charter hire per on-hire day and revenue is recognized on an accrual basis and is recorded over the term of the charter as the performance obligation is satisfied. In the case of voyage charters or COA’s, the vessel is contracted for a voyage, or a series of voyages, between two or more ports and the Company is paid for the cargo transported. Revenue under these performance obligations is recognized on a load port to discharge port basis and determines percentage of completion for all voyage charters and COA’s on a time elapsed basis. This approach differs from previous generally accepted accounting principles (“U.S. GAAP”) whereby under a voyage charter or a COA the revenue was recognized from the later of the charter party date and the date of completion of the previous discharge port until the following discharge port. This had the effect of recognizing the revenue over a shorter period of time as the performance obligation commences from the loading of the cargo rather than from the inception of the contract. The Company believes that the performance obligation towards the customer starts to become satisfied once the cargo is loaded and the obligation becomes completely satisfied once the cargo has been discharged at the discharge port. Time charter revenue is payable monthly in advance whilst revenue from voyage charters and COAs is due upon discharge of the cargo at the discharge port.

Under the new revenue recognition standard, the Company has identified certain costs incurred to obtain or fulfill a contract with a charterer which are costs incurred following the commencement of a contract or charter party but before the loading of the cargo commences. These directly related costs are generally fuel or any canal or port costs incurred to get the vessel from its position at inception of the contract to the load port to commence loading of the cargo. These costs are deferred and amortized over the duration of the performance obligation on a time basis.

Operating revenue

The following table compares our operating revenue by the source of revenue stream for the years ended December 31, 2017 and 2018:

	Year ended December 31, (in thousands)
	2017	2018
Operating revenue:
Time charters	$144,521	$168,500
Voyage charters (*)	154,074	141,546

Total operating revenue	$298,595	$310,046

*	Voyage Charter revenues: Voyage charter revenues, which include revenues from contracts of affreightment, are shown net of address commissions.

We have adopted the new accounting standard ASU 2014-09 for revenue recognition using the modified retrospective method, which incorporates the cumulative effect of prior years in January 1, 2018. Consequently, the revenues for the year ended December 31, 2017 have not been adjusted.

Impact on the financial statements

The Company applied Topic 606 using the cumulative effect method – i.e. by recognizing the cumulative effect of initially applying Topic 606 as an adjustment to the opening balance of equity as of January 1, 2018. Therefore, the comparative information has not been adjusted and continues to be reported under Topic 605. The details of the significant changes and quantitative impact of the changes are set out below.

Consolidated Balance Sheet:

	As reported at December 31, 2018 (in thousands)	Adjustments (in thousands)	Balances without adoption of Topic 606 (in thousands)
Accrued income	$4,731	$3,854	$8,585
Prepaid expenses and other current assets	16,057	(1,462)	14,595
Other	1,811,963	—	1,811,963

Total assets	$1,832,751	$2,392	$1,835,143

Accrued expenses and other liabilities	$12,798	$103	$12,901
Other	864,843	—	864,843

Total Liabilities	877,641	103	877,744

Retained earnings	364,408	2,289	366,697
Other	590,702	—	590,702

Total stockholders’ equity	955,110	2,289	957,399

Total liabilities and stockholders’ equity	$1,832,751	$2,392	$1,835,143

Consolidated statements of Income:

	As reported for the year ended December 31, 2018	Adjustments	Balances without Adoption of Topic 606
	(in thousands, except per share data)
Revenues
Operating revenue	$310,046	$(1,243)	$308,803

Expenses
Broker commissions	5,142	60	5,202
Voyage expenses	61,634	(240)	61,394
Other	201,790	—	201,790

Total operating expenses	268,566	(180)	268,386

Operating income	41,480	(1,063)	40,417
Other expense	(46,886)	—	(46,886)

Loss before income taxes	(5,406)	(1,063)	(6,469)
Income taxes	(333)	—	(333)

Net loss	(5,739)	(1,063)	(6,802)

Loss per share:
Basic:	$(0.10)	$(0.02)	$(0.12)
Diluted:	$(0.10)	$(0.02)	$(0.12)

	As reported at December 31, 2018 (in thousands)	Adjustments (in thousands)	Balances without adoption of Topic 606 (in thousands)
Net loss	$(5,739)	$(1,063)	$(6,802)
Adjustments to reconcile net income to net cash provided by operating activities
Others	75,826	—	75,826
Changes in operating assets and liabilities
Prepaid expenses and other current assets	2,629	1,063	3,692
Other	4,801	—	4,801

Net cash provided by operating activities	77,517	—	77,517

Net cash used in investing activities	(42,327)	—	(42,327)

Net cash provided used in financing activities	(25,784)	—	(25,784)

Net increase in cash, cash equivalents and restricted cash	9,406	—	9,406
Cash, cash equivalents and restricted cash at beginning of year	62,109	—	62,109

Cash, cash equivalents and restricted cash at end of year	$71,515	$—	$71,515

Remaining Performance Obligations

The following table presents future committed revenue from contracts with customers, arising from remaining performance obligations as of December 31, 2018.

	Less than 1 year	1 – 2 years	2 – 5 years	More than 5 years	Total
	(in thousands)
Total committed revenue	$133,743	$77,370	$143,603	$69,810	$424,526

The table includes estimated revenue expected to be recognized in the future related to performance obligations that are unsatisfied, or partially unsatisfied, including ongoing time charters, as of December 31, 2018. ASU 2014-09 requires disclosure based on time bands that would be the most appropriate for the duration of the remaining performance obligations. The company uses one year time bands for contracts with up to two years in remaining duration, then up to and more than five years thereafter.

As of December 31, 2018, the amount allocated to costs incurred to obtain or fulfill a contract with a charterer which are costs incurred following the commencement of a contract or charter party but before the loading of the cargo commences is $1.5 million and is reflected on the company’s consolidated balance sheet within prepaid expenses and other current assets. This will be recognized over the duration of the performance obligation on a time basis, which is expected to occur within one year.

In presenting the information above, the company has applied the transition practical expedient in paragraph 606-10-65-1(f)(3) and has not disclosed as of December 31, 2017 the amount of the transaction price allocated to the remaining performance obligations and an explanation of when the company is expected to satisfy those future performance obligations.

On January 1, 2018, the Company adopted ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments, which addresses eight classification issues related to the statement of cash flows:

•	Debt prepayment or debt extinguishment costs;

•	Settlement of zero-coupon bonds;

•	Contingent consideration payments made after a business combination;

•	Proceeds from the settlement of insurance claims;

•	Proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies;

•	Distributions received from equity method investees;

•	Beneficial interests in securitization transactions; and

•	Separately identifiable cash flows and application of the predominance principle.

The impact of adopting this ASU is immaterial to the financial statements.

On January 1, 2018, the Company adopted ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which requires companies to include cash and cash equivalents that have restrictions on withdrawal or use in total cash and cash equivalents on the statement of cash flows. The impact of adopting this ASU is immaterial to the financial statements.

(b) Vessels in Operation

The cost of the vessels (excluding the estimated initial drydocking cost) less their estimated residual value is depreciated on a straight-line basis over the vessel’s estimated economic life. Management estimates the useful life of each of the Company’s vessels to be 30 years from the date of its original construction.

(c) Vessels Under Construction

Vessels under construction are stated at cost, which includes the cost of construction, capitalized interest and other direct costs attributable to the construction. No provision for depreciation is made on construction in progress until such time as the relevant assets are completed and put into use.

(d) Impairment of Vessels

Our vessels are reviewed for impairment when events or circumstances indicate the carrying amount of the vessel may not be recoverable. When such indicators are present, a vessel is tested for recoverability and we recognize an impairment loss if the sum of the future cash flows (undiscounted and excluding interest charges that will be recognized as an expense when incurred) expected to be generated by the vessel over its estimated remaining useful life are less than its carrying value. If we determine that a vessel’s undiscounted cash flows are less than its carrying value, we record an impairment loss equal to the amount by which its carrying amount exceeds its fair value. The new lower cost basis would result in a lower annual depreciation than before the impairment.

Considerations in making such an impairment evaluation include comparison of current carrying values to anticipated future operating cash flows, expectations with respect to future operations and other relevant factors. The estimates and assumptions regarding expected cash flows require considerable judgment and are based upon historical experience, financial forecasts and industry trends and conditions.

(e) Drydocking Costs

Each vessel is required to be dry-docked every 30 to 60 months for classification society surveys and inspections of, among other things, the underwater parts of the vessel. These works include, but are not limited to hull coatings, seawater valves, steelworks and piping works, propeller servicing and anchor chain winch calibrations, all of which cannot be performed while the vessels are operating. The Company capitalizes costs associated with the dry-dockings in accordance with ASC Topic 360 “Property, Plant and Equipment” and amortizes these costs on a straight-line basis over the period to the next expected dry-docking. Amortization of dry-docking costs is included in depreciation and amortization in the Consolidated Statements of Income. Costs incurred during the dry-docking period which relate to routine repairs and maintenance are expensed. Where a vessel is newly acquired, or constructed, a proportion of the cost of the vessel is allocated to the components expected to be replaced at the next drydocking based on the expected costs relating to the next drydocking, which is based on experience and past history of similar vessels. Drydocking costs are included within operating activities on the cashflow statement.

(f) Cash, Cash Equivalents and Restricted Cash

The Company considers highly liquid investments, such as time deposits and certificates of deposit, with an original maturity of three months or less when purchased, to be cash equivalents. The Company has cash in a U.S. financial institution which is insured by the Federal Deposit Insurance Corporation (“FDIC”) for up to $0.3 million. As of December 31, 2018, and 2017 and for the years then ended, the Company had balances in this financial institution in excess of the insured amount. The Company also maintains cash balances in foreign financial institutions which are not covered by the FDIC.

Amounts included in restricted cash represent those required to be set aside by a contractual agreement with a banking institution for the payment of the forecast future liability on the cross-currency interest rate swap agreement, payable on maturity of our 2018 issued senior secured bonds (“2018 Bonds”). If the Norwegian Kroner depreciates relative to the U.S. Dollar beyond a certain threshold, we are required to place cash collateral with our swap providers. As of December 31, 2018, the collateral amount held with the swap provider was $0.16 million.

(g) Financial Instruments – Debt Securities

The 2017 issued senior unsecured bonds (“2017 Bonds”) and 2018 Bonds are recognized at the net amount of the proceeds received. Subsequent measurement is at amortized cost, net of deferred finance costs. Interest accrued on the 2017 Bonds and the 2018 Bonds is calculated on a 360-dayyear basis and is included within accrued interest as a current liability. Deferred finance costs are amortized using the effective interest method over the lifetime of the 2017 Bonds and the 2018 Bonds.

(h) Short-Term Investments

Short-term investments represent funds deposited in money market funds with an original maturity of more than three months when purchased. The Company records its short-term investments at fair value. Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company’s short-term investments are classified within Level 1 of the fair value hierarchy.

(i) Accounts Receivable, net

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. As of December 31, 2017, and 2018, the Company evaluated its accounts receivable and established an allowance for doubtful accounts, based on a history of past write-offs, collections and current credit conditions. The Company does not generally charge interest on past-due accounts (unless the accounts are subject to legal action), and accounts are written off as uncollectible when all reasonable collection efforts have failed. Accounts are deemed past-due based on contractual terms.

(j) Bunkers and lubricant oils

Bunkers and lubricant oils include bunkers (fuel), for those vessels under voyage charter, and lubricants. Under a time charter, the cost of bunkers is borne by and remains the property of the charterer. Bunkers and lubricant oils are accounted for on a first in, first out basis and are valued at cost.

(k) Deferred Finance Costs

Costs incurred in connection with obtaining secured term loan facilities, revolving credit facilities and bonds are recorded as deferred financing costs and are amortized to interest expense over the estimated duration of the related debt. Such costs include fees paid to the lenders or on the lenders’ behalf and associated legal and other professional fees. Under the Accounting Standards Update (ASU) 2015- 03, Interest—Imputation of Interest the Company has adopted the accounting standard (Subtopic 835-30)—simplifying the presentation of debt issuance cost to present the unamortized debt issuance costs, excluding up front commitment fees, as a direct reduction of the carrying value of the debt.

(l) Deferred Income

Deferred income is the balance of cash received in excess of revenue earned under a time charter or voyage charter arrangement as of the balance sheet date.

(m) Revenue Recognition

The Company employs its vessels on time charters, voyage charters or COA’s. With time charters, the Company receives a fixed charter hire per on-hire day and revenue is recognized on an accrual basis and is recorded over the term of the charter as service is provided. In the case of voyage charters or COA’s, the vessel is contracted for a voyage, or a series of voyages, between two or more ports and the Company is paid for the cargo transported. Revenue for these voyages is recognized on a load to discharge basis in determining percentage of completion for all voyage charters.

(n) Other Comprehensive Income / (Loss)

The Company follows the provisions of ASC Topic 220 “Comprehensive Income,” which requires separate presentation of certain transactions, which are recorded directly as components of stockholders’ equity. Comprehensive income is comprised of net income and foreign currency translation gains and losses.

(o) Voyage Expenses and Vessel Operating Expenses

When the Company employs its vessels on time charter, it is responsible for all the operating expenses of the vessels, such as crew costs, stores, insurance, repairs and maintenance. In the case of voyage charters, the vessel is contracted only for a voyage between two or more ports, and the Company pays for all voyage expenses in addition to the vessel operating expenses. Voyage expenses consist mainly of in port expenses and bunker (fuel) consumption and are recognized as incurred during the performance obligation (the period of time from load to discharge) of the vessel. The Company has identified certain voyage costs incurred to obtain or fulfill a contract with a charterer which are costs incurred following the commencement of a contract or charter party but before the loading of the cargo commences. These directly related costs are generally fuel or any canal or port costs to get the vessel from its position at inception of the contract to the load port to commence loading of the cargo. These costs are deferred and amortized over the duration of the performance obligation on a time basis.

(p) Repairs and Maintenance

All expenditures relating to routine maintenance and repairs are expensed when incurred.

(q) Insurance

The Company maintains hull and machinery insurance, war risk insurance, protection and indemnity insurance coverage, increased value insurance, demurrage and defense insurance coverage in amounts considered prudent to cover normal risks in the ordinary course of its operations. Premiums paid in advance to insurance companies are recognized as prepaid expenses and recorded as a vessel operating expense over the period covered by the insurance contract. In addition, the Company maintains Directors and Officers insurance.

(r) Share-Based Compensation

The Company records as an expense in its financial statements the fair value of all equity-settled stock-based compensation awards. The terms and vesting schedules for share-based awards vary by type of grant. Generally, the awards vest subject to time-based (immediate to three years) service conditions. Compensation expense is recognized ratably over the service period.

(s) Critical Accounting Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from these estimates.

(t) Foreign Currency Transactions

Substantially all of the Company’s cash receipts are in U.S. Dollars. The Company’s disbursements, however, are in the currency invoiced by the supplier. The Company remits funds in the various currencies invoiced. The non U.S. Dollar invoices received, and their subsequent payments, are converted into U.S. Dollars when the transactions occur. The movement in exchange rates between these two dates is transferred to an exchange difference account and is expensed each month. The exchange risk resulting from these transactions is not material.

The primary source of our foreign exchange gains and losses are the movements on our Norwegian Kroner denominated 2018 Bonds. The 2018 Bonds are translated into U.S. Dollars at each reporting date at the prevailing exchange rate at the end of the period. The movement in the foreign exchange rates between each reporting date will result in a foreign exchange gain or loss on the 2018 Bonds, which is shown as a single line on the face of the income statement. As of December 31, 2018, the foreign currency exchange gain on the 2018 Bonds was $2.4 million, compared to December 31, 2017 when we did not hold any non-U.S. Dollar denominated financial instruments.

The aggregate amount of all foreign exchange movements recorded in net income for the year ended December 31, 2018, was a $1.7 million gain compared to a $0.1 million loss for the year ended December 31, 2017. The movement was primarily as a result of the foreign currency translation of the 2018 Bonds mentioned in the previous paragraph.

(u) Derivative instruments

Derivative instruments are initially recorded at fair value as either assets or liabilities in the accompanying balance sheet and subsequently remeasured to fair value at each reporting date, regardless of the purpose or intent for holding the derivative. The resulting derivative assets or liabilities are shown as a single line and are not net off against one another on the face of the balance sheet. The method of recognizing the resulting gain or loss is dependent on whether the derivative contract qualifies for hedge accounting and has been designated as a hedging instrument. For derivative instruments that are not designated or that do not qualify as hedging instruments under the Financial Accounting Standards Board (‘FASB’) Accounting Standards Codification (‘ASC’) 815, Derivatives and Hedging, the liability has been recognized as ‘Derivative liabilities’ on the balance sheet and changes in the fair value of the derivative financial instruments are recognized in earnings. Gains and losses from the Company’s non-designated cross-currency interest rate swap agreement are recorded in realized and unrealized loss on non-designated derivative instruments in the Company’s consolidated statements of income but do not impact our cash flows.

(v) Income Taxes

Navigator Holdings Ltd. and its Marshall Islands subsidiaries are currently not required to pay income taxes in the Marshall Islands on ordinary income or capital gains as they qualify as exempt companies.

The Company has four subsidiaries incorporated in the United Kingdom where the base tax rate is 19%. One UK subsidiary earns management and other fees from fellow subsidiary companies. The second UK subsidiary holds an investment in our VIE and has a loan to our group subsidiary in Poland. The third subsidiary earns management fees from fellow subsidiary companies. The fourth subsidiary is a holding company.

The Company has a subsidiary in Poland where the base tax rate is 19%. The subsidiary earns management fees from fellow subsidiary companies.

The Company has a subsidiary incorporated in Singapore where the base tax rate is 17%. The subsidiary earns management and other fees and receives interest from its VIE, PT Navigator Khatulistiwa.

The Company considered the income tax disclosure requirements of ASC Topic 740 “Income Taxes,” with regard to disclosing material unrecognized tax benefits; none were identified. The Company’s policy is to recognize accrued interest and penalties for unrecognized tax benefits as a component of tax expense. As of December 31, 2017, and 2018, there were no accrued interest and penalties for unrecognized tax benefits.

(w) Earnings Per Share

Basic earnings per common share (“Basic EPS”) is computed by dividing the net income available to common stockholders by the weighted-average number of shares outstanding. Diluted earnings per common share (“Diluted EPS”) are computed by dividing the net income available to common stockholders by the weighted average number of common shares and dilutive common share equivalents then outstanding.

Shares granted pursuant to the 2013 Restricted Stock Plan are the only dilutive shares, and these shares have been considered as outstanding since their respective grant dates for purposes of computing diluted earnings per share.

(x) Segment Reporting

Although separate vessel financial information is available, management internally evaluates the performance of the enterprise as a whole and not on the basis of separate business units or different types of charters. As a result, the Company has determined that it operates as one reportable segment. Since the Company’s vessels regularly move between countries in international waters over many trade routes, it is impractical to assign revenues or earnings from the transportation of international LPG and petrochemical products by geographic area. As disclosed in Note 2(a) Basis of Presentation – there are two different revenue streams due to the nature of the contracts that we operate. The Company believes that all of these contracts are part of the same operating segment of seaborne transportation.

(y) Recent Accounting Pronouncements

The following accounting standards issued as of December 31, 2018, may affect the future financial reporting by Navigator Holdings Ltd:

In February 2016, the Financial accounting Standards Board, or “FASB” issued ASU 2016-02, Leases, (‘Topic 842’), which, requires lessees to recognize most leases on-balance sheet and disclose key information about leasing arrangements. Topic 842 was subsequently amended by ASU 2018-10, Codification Improvements to Topic 842 Leases; and ASU 2018-11, Target Improvements, which clarifies and corrects errors in ASC 842. The effective date and transition requirements in ASU 2018-10 are the same as the effective date and transition requirements of ASU 2016-02.

The new standard established a right-of use (“ROU”) model that requires a lessee to recognize a ROU asset, representing the right to use the asset for a specified period of time and corresponding lease liability on the balance sheet for all leases with a term longer than 12 months. Leases for lessees will be classified as financing or operating, with classification affecting the pattern and classification of expense recognition in the income statement.

The new standard also requires lessors to classify leases as a sales-type, direct financing, or operating lease. A lease is a sales-type lease if any one of five criteria are met, each of which indicate that the lease in effect, transfers control of the underlying assets to the lessee. If none of those five criteria are met, but two additional criteria are both met, indicating that the lessor has transferred substantially all of the risks and benefits of the underlying asset to the lessee and a third-party, the lease is a direct financing lease. All lessor leases that are not sales-type or direct financing leases are operating leases.

The effective date for ASU 2016-02 is for annual and interim periods in fiscal years beginning after December 15, 2018. The Company will adopt the standard using the modified retrospective transition method for reporting periods presented beginning January 1, 2019 and elect all of the standard’s practical expedients in ASC 842-10-65-1(f) as a package on adoption. We do not expect to elect the use-of-hindsight or the practical expedient pertaining to land easements; the latter not being applicable to us. A modified retrospective transition approach is required for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. We do not expect a significant change in our leasing activity between now and adoption. We adopted the new standard with effect from January 1, 2019 and used the effective date as our date of initial application. Consequently, financial information will not be updated, and the disclosures required under the new standard will not be provided, for dates and periods before January 1, 2019.

For the Company as a lessee, we expect that this standard will have a material effect in the way our leases are recorded, presented and disclosed in our consolidated financial statements. We believe that the most significant changes relate to the recognition of new ROU assets and liabilities on our balance sheet for our operating leases, expected to relate to long-term commitments for our offices in London, New York and Gdynia. Consequently, on adoption, we expect to recognize additional operating liabilities, less unamortized lease incentives, of $7.6 million, with corresponding ROU assets of the same amount, based on the present value of the remaining minimum rental payments under current leasing standards for existing operating leases.

The new standard also provides practical expedients for any entity’s ongoing accounting. We currently expect to elect the short-term lease recognition exemption for leases that qualify, meaning that we will not recognize ROU assets or lease liabilities for these leases. This includes not recognizing ROU assets or lease liabilities for existing short-term leases at the transition date.

For the Company as a lessor, in applying ASU 2016-02, we believe that our vessels contracted under voyage charters or contracts of affreightment do not qualify as leases, as the charterer does not have the right to operate the asset and we maintain the right to direct the use of the asset during the period of charter hire. Vessels on time charters will continue to qualify as operating leases, when the charterer has the right to obtain substantially all of the benefits and can direct how and for what purposes the vessel will be used, and the Company has no substantive substitution rights. Time charters do not qualify as direct finance leases under ASU 2016-02 as the present value of the sum of the lease payments does not exceed the fair value of the underlying vessel.

The Company has elected, as a package, the practical expedients available in ASC 842-10-65-1(f) to not re-assess whether any existing or expired contracts are, or contain leases, for voyages in progress at the adoption date of ASU 2016-02. We will assess new charter contracts after the adoption date for whether they are, or contain, leases and should be recognized under ASU 2016-02. Any future charter contracts that do not contain a lease will be accounted for under Topic 606. Please read Note 2 (Summary of Significant Accounting Policies) to the consolidated financial statements. We do not anticipate a change to the classification of time charters, voyage charters or contracts of affreightment, the period over which we recognize revenue and we expect no significant impact on our consolidated financial statements or cash flows as a result of adopting this standard.

In July 2018, the FASB issued ASU 2018-11, Leases – Targeted Improvements, which contains an amendment to ASU 2016-02 that would allow lessors to elect, as a practical expedient, by class of underlying asset, not to separate lease and non-lease components of a contract from lease components. The amendment allows these components to be accounted for as a single lease component if both (i) the timing and pattern of the revenue recognition for the non-lease component and the related lease component are the same and (ii) the combined single lease component would be classified as an operating lease. The Company has elected the package of practical expedients, as mentioned above, and it is expected that revenue from vessels under time charters will be presented as a single lease component. This ASU has the same effective date as ASU 2016-02 for entities that have not early adopted ASU 2016-02, or for entities that have early adopted ASU 2016-02, upon issuance.

ASU 2018-11 also created a new, optional, transition method for implementing ASU 2016-02, which can only be adopted by entities either at (1) the beginning of the company’s first reporting period after issuance or (2) the entity’s mandatory ASU 2016-02 effective date. The Company will apply this optional transitional method at the effective date of adoption of ASU 2016-02. Under this transition method, a cumulative-effect adjustment to the opening balance of retained earnings is recognized on the date of adoption for the reporting entity, and the presentation of the consolidated financial statements for comparative periods will remain unchanged. This choice of method affects only the timing of when an entity applies the transition provisions. The impact of adopting this transition method will not have a material impact on our consolidated financial statements as we expect to recognize an adjustment to the opening balance of retained earnings for an expense of $0.08 million on adoption.

In June 2016, the FASB issued ASU 2016–13, Financial Instruments – Credit Losses, which changes the recognition model for the impairment of financial instruments, including accounts receivable, loans and held-to-maturity debt securities, among others. ASU 2016–13 is required to be adopted for public business entities using the modified retrospective method by January 1, 2020, with early adoption permitted for fiscal periods beginning after December 15, 2018. We plan to adopt ASU 2016-13 on January 1, 2020 and we do not anticipate that the adoption of this standard will have a material impact on our consolidated financial statements and related disclosures.

In June 2018, the FASB issued ASU 2018-07, Improvements to Nonemployee Share-Based Payment Accounting, which more closely aligns the accounting for employee and nonemployee share-based payments. This ASU is effective for Public business entities for annual and interim periods in fiscal years beginning after December 15, 2018. Early adoption is permitted, but no earlier than an entity’s adoption date of Topic 606. We adopted the new standard with effect from January 1, 2019, and the adoption of this standard will not have a material impact on our consolidated financial statements and related disclosures.